UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

NUTRALIFE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-55144	46-1482900
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6601 Lyons Road, Suite L-6 Coconut Creek, FL 33073

 (Address of Principal Executive Office) (Zip Code)

Telephone 888-509-8901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1. Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2019, NutraLife Biosciences, Inc. a Florida corporation (the “Company”) and NewLeaf Assets, LLC, a Delaware Limited Liability Company (“NewLeaf”) entered into an agreement, as amended, (the “Agreement”) whereby NewLeaf invested an aggregate of $1,380,000 (the “Investment”) in the securities (the “Securities”) of the Company as follows:

(i)	NewLeaf invested the sums of $250,000, $130,000 and $1,000,000 on July 31, 2018, August 31, 2018 and March 15, 2019, respectively;

(ii)	On July 31, 2018 NewLeaf was granted 2,000,0000 shares on the Company’s common stock and warrants to purchase 625,000 shares of the Company’s common stock at the price of $.20 per share at any time for a period of three (3) years;

(iii)	On August 31, 2018 NewLeaf received warrants to purchase 325,000 shares of the Company’s common stock at the price of $.20 per share at any time for a period of three (3) years;

(iv)	On March 15, 2019, NewLeaf invested the sum of $1,000,000; and

(v)	On March 15, 2019, the Company issued 13,764,705 common shares, warrants to purchase an additional 10 million common shares at the price of $.20 per share at anytime until March 4, 2022 and an option to purchase an aggregate of 7,647,058 common shares at the aggregate price of $650,000 at any time prior to April 8, 2019.

As a result of the Investment, NewLeaf holds an aggregate of 15,764,705 common shares, warrants to purchase an additional 10,950,000 common shares and an option to purchase an additional 7,647,058 common shares for an aggregate price of $650,000 at any time prior to April 8, 2019.

The Company paid a finder’s fee of 10% in connection with the Investment.

In connection with the Investment, NewLeaf acknowledged and represented to the Company that:

(i)	The Securities were purchased by NewLeaf for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act;

(ii)	It is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act;

(iii)	It has such knowledge and experience in financial and business matters that it is capable of independently evaluating the risks and merits of investing in the Securities;

(iv)	It was not investing in the Securities as a result of any advertisement, article, notice, or other communication regarding the Securities published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement; and

(v)	The Company is not obligated and does not intend to register the Securities for resale. NewLeaf is aware of the provisions of Rule 144 of the 1933 Act which permit limited resale of shares purchased in a private placement subject to certain conditions including volume limitations.

NewLeaf agreed that in the event that it sells, assigns, gifts or otherwise transfers any portion of the Securities to any other person or entity (the “Transferees”), the aggregate amount of the Securities that may be sold by all NewLeaf and the Transferees in the aggregate shall be 1% of the Company’s then outstanding common shares every ninety (90) days.

2

The Company relied upon Sections 4(2) of the Securities Act, and Rule 506(b) of the Securities Act of 1933, as amended for the offer and sale of the Securities to NewLeaf. The Company believed Section 4(2) and Rule 506(b) was available because:

•	the Company is not a blank check company;

•	Sales were not made by general solicitation or advertising;

•	All certificates bear restrictive legends;

•	NewLeaf had a pre-existing relationship to the Company’s Chief Executive Officer, President, and sole Director, Edgar Ward; and

•	NewLeaf represented that it is an accredited investor.

Forward Looking Statements

This Form 8-K contains statements of a forward-looking nature concerning NutraLife BioSciences, Inc. (the “Company”). These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words or phrases such as “may,” “will,” “except,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “future” or other similar expressions. The Company has based these forward-looking statements largely on the Company’s current expectations and projections about future events and financial trends that the Company believes may affect the Company’s financial condition, results of operations, business strategy, and financial needs. There is no assurance that the Company’s current expectations and projections are accurate. All forward-looking statements in this press release are based on information available to the Company on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to differ materially from those implied by the forward-looking statements. More detailed information about these risk factors are set forth in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission on April 17, 2018. The Company operates in a rapidly evolving environment. New risk factors emerge from time to time, and it is impossible for the Company’s management to predict all risk factors, nor can the Company assess the impact of all factors on Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ from those contained in any forward-looking statement. The Company does not undertake any obligation to update or revise the forward-looking statements except as required under applicable law.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.26 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit

10.26	Agreement with NewLeaf

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 18, 2019	By:	/s/ Edgar Ward
Edgar Ward Chief Executive Officer

4